Supplement dated July 3, 2014 to the

MassMutual Transitions Select prospectus

dated May 1, 2014

This supplement revises the prospectus section “MassMutual Lifetime Income Protector” as follows:

•	On page 55, the following statement is deleted:

Currently federal tax law only recognizes spouses if they are married individuals of the opposite sex. A tax adviser should be consulted to determine proper federal and state tax treatment of any of the transactions described above.

•	On page 56, under the sub-heading “Important Considerations,” the sixth paragraph is deleted and replaced with the following:

Domestic partners and civil union partners are not recognized as spouses for purposes of federal tax law. Therefore, when the contract is continued by a domestic partner or civil union partner, adverse tax consequences may result from both continuing the contract and continuing MassMutual Lifetime Income Protector.

If you have questions about this supplement or other product questions, you may contact our Service Center by calling (800) 272-2216, Monday through Friday, between 8 a.m. and 8 p.m. Eastern Time, or by visiting us online at www.massmutual.com/contactus.

July 3, 2014	PS14_01